                                MAP-EQUITY FUND

To Our Shareholders:

MAP-Equity Fund returned 23.8% after expenses (but before deduction of applicable sales load) to its shareholders during 1996. Comparable performance for the Standard & Poor's 500 Index, a generally accepted index of unmanaged securities was 23.0%, unburdened by expenses. I am pleased to report that the Fund's return was achieved with an estimated risk level that was approximately 89% of that Index. We believe this above average risk adjusted performance is the reason MORNINGSTAR INC., an independent mutual fund ranking organization, favorably recognized the Fund's performance in its ratings of other growth funds as we had originally announced to you in December. If you are interested in hearing more about the rating, please feel free to contact First Priority Investment Corporation, the Fund's distributor, at 800-559-5535.

The Fund's low risk posture and competitive returns continue to be recognized by the financial press. For example, U.S. NEWS AND WORLD REPORT in its "1997 Annual Guide to Mutual Funds" published February 3, 1997 ranked MAP-Equity Fund fourth out of a field of 915 similar long-term growth funds in terms of risk-adjusted return over the long term. Our recent sales promotion was aided by the Fund's continued strong performance. By increasing Fund assets we can reduce average annual expenses which will benefit all our shareholders. The increasing interest in MAP-Equity Fund is encouraging.

During 1996, the Board of Directors declared total income and capital gains distributions of $0.36 and $2.86, respectively.

The Board of Directors continues to invite you to mail your comments and suggestions to them and thanks you for your continued support and confidence in the Fund.

                                          Sincerely,
                                          EUGENE J. CIARKOWSKI
                                          PRESIDENT

February 10, 1997

                        REPORT OF THE INVESTMENT ADVISER

Dear Fellow Shareholders:

MAP-Equity Fund, under management by Markston Investment Management, has outperformed the S&P 500 Index in 1996 while taking below average risks resulting in favorable ratings for the Fund from several recognized rating organizations and national news publications.

Some of our better performers during 1996 were Intel Corp., American Express Company, Storage Technology Corp. and PanEnergy Corp.

INTEL is our largest holding and was our best performer for the year, appreciating 131%. We have followed Intel for years, including the periods when Intel made wristwatches (the Microma), and when the Japanese semiconductor companies collectively lost $2 billion driving American companies, such as Intel, out of the dynamic random access memory (DRAM) market. During 1996, we realized that Intel's X86 architecture was so dominant that the Company was likely to be able to simultaneously successfully attack several distinct markets, thereby assuring continuing high profit growth. Part of this realization was our belief that Intel's next generation microprocessor was very much on schedule and will be positioned strategically when the computing industry moves from 32 bit to 64 bit architectures. This implied Intel will be an effective competitor in the growing data warehousing and broad graphics market while also competing effectively in the workstation, server and small mainframe markets.

AMERICAN EXPRESS, also a large holding, appreciated 36% during the year. We attribute part of the appreciation to the fact that this highly profitable enterprise is priced at less than a market price earnings multiple at a time when, under the new leadership of Harvey Golub, it has stopped its dramatic market share losses in the charge and credit card industry. Speculation on a takeover by Citibank helped fuel the shares price increase.

STORAGE TECHNOLOGY appreciated because an activist Board of Directors encouraged top management change. Employment shrank by roughly 25% and the balance sheet was materially improved. But the most important move was to agree to supply disc drives to IBM. Storage Technology has a superior disc drive system, but limited clout in that market. IBM had superior marketing, but inadequate products. The supply arrangement materially benefited both companies.

PANENERGY stock appreciated 61% during 1996, helped by its announcement that it was merging with Duke Power on a favorable basis. As one of the leaders in the consolidation of the natural gas market, PanEnergy has emerged as a substantial national marketer of both gas and electricity. Duke's Board believes the de-regulation of electric power will lead to merging of the gas and electricity markets into a larger energy market. PanEnergy was viewed as an entrepreneurially run enterprise that, because it had successfully negotiated the perils of gas de-regulation, could contribute to Duke's challenges as it faced de-regulation of the electric market.

Some of our poorer performers in the fourth quarter were Electronic Data Systems Corp. ("EDS"), Oshkosh B'Gosh Class "A" and Time Warner, Inc.

EDS declined after the company forecast slower growth for the fourth quarter of 1996 and early 1997. The Company faces several challenges from increased competition in the very competitive services market. Despite these challenges, we believe that the basic business is growing fast enough and that EDS is sufficiently well positioned to make the stock attractive.

We initially bought OSHKOSH B'GOSH CLASS "A" because we saw insider buying and stock repurchase by the company. It has been our experience that this combination often leads to high positive returns. In addition to the stock repurchase, there was substantial restructuring. While favorable developments have occurred, domestic demand has been disappointing. We are monitoring the situation.

TIME WARNER declined in sympathy with all cable television companies -- the worst performing group in the S&P 500. Additionally, management filed to restructure their joint venture with US West. We believe that the stock trades at a discount to its asset value, but are extremely frustrated by management's inability to close that gap. We continue to monitor this position.

                                          Sincerely,

                                          /s/ Michael J. Mullarkey
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

February 10, 1997

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAP-EQUITY FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
1 Year                                      5 Year     10 Year
17.94%                                      14.04%      14.04%
                                 MAP - Equity Fund     S&P 500
1986                                         9,525       10000
1987                                          9102       10500
1988                                         11825       12243
1989                                         15158       16112
1990                                         14386       15612
1991                                         18370       20358
1992                                         20304       21906
1993                                         22065       24118
1994                                         22674       24434
1995                                         30044       33604
1996                                         37200       41320

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MAP-EQUITY FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MAP-EQUITY FUND IS A
PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000, THE MAXIMUM 4.75% SALES CHARGE ON FUND SHARES, AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP-Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP-Equity Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the six years in the period ended December 31, 1992 were audited by other independent accountants whose report dated February 12, 1993 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 10, 1997

STATEMENT OF ASSETS AND LIABILITIES
MAP-EQUITY FUND
DECEMBER 31, 1996

ASSETS
Investments:
  Common stocks (cost $46,106,057)..............................................  $  65,448,948
  Preferred stock (cost $37,892)................................................         44,400
  Corporate bonds (cost $456,713)...............................................        549,488
  Short-term investments (cost $7,606,023)......................................      7,606,023
                                                                                  -------------
                                                                                     73,648,859
Cash............................................................................         93,034
Receivable for Fund shares sold.................................................          5,575
Dividends and interest receivable...............................................        141,803
Other assets....................................................................          8,081
                                                                                  -------------
        Total Assets............................................................     73,897,352
                                                                                  -------------
LIABILITIES
Payable for investment securities purchased.....................................        183,702
Accrued investment advisory fee.................................................         54,389
Accounts payable and accrued expenses...........................................         68,647
                                                                                  -------------
        Total Liabilities.......................................................        306,738
                                                                                  -------------
        Net Assets..............................................................  $  73,590,614
                                                                                  -------------
                                                                                  -------------

NET ASSETS
Capital stock (3,562,495 shares of $1.00 par value capital stock outstanding,
  21,000,000 shares authorized).................................................  $   3,562,495
Capital paid-in.................................................................     50,046,422
Accumulated undistributed net investment income.................................         87,026
Accumulated undistributed net realized gain from security transactions..........        452,497
Net unrealized appreciation of investments......................................     19,442,174
                                                                                  -------------
        Net Assets..............................................................  $  73,590,614
                                                                                  -------------
                                                                                  -------------
Net asset value and redemption price per share ($73,590,614  DIVIDED BY
  3,562,495 shares of capital stock outstanding)................................         $20.66
                                                                                  -------------
                                                                                  -------------
Computation of maximum public offering price per share -- $20.66  DIVIDED BY
  .9525 (on sales of $50,000 or more, the maximum sales charge and, accordingly,
  the offering price, is reduced)...............................................         $21.69
                                                                                  -------------
                                                                                  -------------

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP-EQUITY FUND
YEAR ENDED DECEMBER 31, 1996

Investment Income:
  Dividends.....................................................................  $   1,048,511
  Interest......................................................................        621,469
                                                                                  -------------
                                                                                      1,669,980
Expenses:
  Investment advisory fee.......................................................        231,755
  Custodian.....................................................................         73,887
  Transfer Agent................................................................         64,350
  Audit.........................................................................         30,152
  Legal.........................................................................         17,127
  Registration and filing fees..................................................         16,710
  Miscellaneous.................................................................         16,539
  Insurance expense.............................................................         14,386
  Printing......................................................................         10,018
  Directors' fees...............................................................          6,300
                                                                                  -------------
                                                                                        481,224
                                                                                  -------------
        Net Investment Income...................................................      1,188,756
                                                                                  -------------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions..................................      9,760,046
  Increase in unrealized appreciation of investments............................      3,273,899
                                                                                  -------------
    Net Gain on Investments.....................................................     13,033,945
                                                                                  -------------
    Net Increase in Net Assets Resulting from Operations........................  $  14,222,701
                                                                                  -------------
                                                                                  -------------

STATEMENT OF CHANGES IN NET ASSETS
MAP-EQUITY FUND

                                                                                       YEAR ENDED            YEAR ENDED
                                                                                    DECEMBER 31, 1996     DECEMBER 31, 1995
                                                                                    -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.........................................................    $      1,188,756      $      1,217,484
  Net realized gain from security transactions ($9,352,010 and $5,320,112,
    respectively, for federal income tax purposes)..............................           9,760,046             4,912,081
  Increase in unrealized appreciation of investments............................           3,273,899             9,049,889
                                                                                    -----------------     -----------------
    Net Increase in Net Assets Resulting from Operations........................          14,222,701            15,179,454
                                                                                    -----------------     -----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ($.36 and $.43, per share,
    respectively)...............................................................          (1,177,663)           (1,212,694)
  Distributions from net realized gain from security transactions ($2.86 and
    $2.07, per share, respectively).............................................          (8,902,823)           (5,842,295)
  Distribution required for tax purposes over amounts recorded for financial
    reporting purposes ($0 and $.14, per share, respectively)...................                   0              (404,726)
                                                                                    -----------------     -----------------
    Total Distributions to Shareholders.........................................         (10,080,486)           (7,459,715)
                                                                                    -----------------     -----------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share transactions....................           8,981,118             4,617,372
                                                                                    -----------------     -----------------
    Net Increase in Net Assets..................................................          13,123,333            12,337,111

NET ASSETS
  Beginning of year.............................................................          60,467,281            48,130,170
                                                                                    -----------------     -----------------
  End of year (including undistributed net investment income of $87,026 and
    $75,933, respectively)......................................................    $     73,590,614      $     60,467,281
                                                                                    -----------------     -----------------
                                                                                    -----------------     -----------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MAP-EQUITY FUND
DECEMBER 31, 1996

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 COMMON STOCKS (88.93%)
                 AEROSPACE AND DEFENSE (0.15%)
         4,782   Allegheny Teledyne, Inc...............................................  $     109,986
                                                                                         -------------
                 AGRICULTURE (0.40%)
         7,600   IMC Global, Inc.......................................................        297,350
                                                                                         -------------
                 AUTOMOTIVE (1.62%)
        42,000   First Brands Corp.....................................................      1,191,750
                                                                                         -------------
                 BANKING AND FINANCE (7.19%)
        54,600   American Express Co...................................................      3,084,900
        33,718   BanPonce Corp.........................................................      1,129,553
        26,600   Northern Trust Corp...................................................        964,250
         2,900   Wilmington Trust Corp.................................................        114,550
                                                                                         -------------
                                                                                             5,293,253
                                                                                         -------------
                 BUILDING (2.24%)
        15,100   Lone Star Industries, Inc.............................................        556,812
        19,600   Morgan Products Ltd.*.................................................        144,550
        15,500   Vulcan Materials Co...................................................        943,563
                                                                                         -------------
                                                                                             1,644,925
                                                                                         -------------
                 CHEMICALS (0.45%)
        10,600   Lubrizol Corp.........................................................        328,600
                                                                                         -------------
                 COMPUTERS AND COMPUTING (7.91%)
         4,600   Bay Networks, Inc.*...................................................         96,025
         1,600   Calcomp Technology, Inc.*.............................................          4,300
        22,200   Data General Corp.*...................................................        321,900
        15,000   Electronic Data Systems Corp..........................................        648,750
         1,420   Imation Corp.*........................................................         39,937
        54,400   National Computer Systems, Inc........................................      1,360,000
        36,100   Novell, Inc.*.........................................................        340,694
        61,800   Sequent Computer Systems, Inc.*.......................................      1,089,225
        25,800   Storage Technology Corp.*.............................................      1,228,725
        47,575   Symantec Corp.*.......................................................        689,838
                                                                                         -------------
                                                                                             5,819,394
                                                                                         -------------
                 CONGLOMERATES (1.60%)
        14,200   Minnesota Mining & Manufacturing Co...................................      1,176,825
                                                                                         -------------
                 CONSUMER GOODS AND SERVICES (13.53%)
        14,900   American Greetings Corp., Class A.....................................        422,787
        13,300   Clorox Co.............................................................      1,334,987
        39,000   Eastman Kodak Co......................................................      3,129,750
        17,188   Gillette Co...........................................................      1,336,367
         2,200   Hasbro, Inc...........................................................         85,525
         8,621   Mattel, Inc...........................................................        239,233
        41,100   National Service Industries, Inc......................................      1,536,113
        33,100   Time Warner, Inc......................................................      1,241,250
        11,200   Valspar Corp..........................................................        634,200
                                                                                         -------------
                                                                                             9,960,212
                                                                                         -------------

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 ELECTRICAL AND ELECTRONICS (10.26%)
        14,600   Avnet, Inc............................................................  $     850,450
        30,000   Intel Corp............................................................      3,926,250
        37,800   Motorola, Inc.........................................................      2,319,975
        19,430   Vishay Intertechnology, Inc.*.........................................        454,176
                                                                                         -------------
                                                                                             7,550,851
                                                                                         -------------
                 FOOD AND BEVERAGES (6.79%)
         7,500   CPC International, Inc................................................        581,250
        22,400   Coca-Cola Co..........................................................      1,178,800
         5,100   Kellogg Co............................................................        334,687
        18,500   Luby's Cafeterias, Inc................................................        367,687
        17,400   McDonald's Corp.......................................................        787,350
        21,400   Quaker Oats Co........................................................        815,875
        27,450   Showbiz Pizza Time, Inc.*.............................................        497,531
        34,700   Vicorp Restaurants, Inc.*.............................................        433,750
                                                                                         -------------
                                                                                             4,996,930
                                                                                         -------------
                 HEALTHCARE AND MEDICAL (3.86%)
        48,600   Cooper Companies, Inc.*...............................................        838,350
        24,257   Medpartners, Inc.*....................................................        509,397
        13,700   Schering-Plough Corp..................................................        887,075
        12,400   Shared Medical System Corp............................................        609,150
                                                                                         -------------
                                                                                             2,843,972
                                                                                         -------------
                 INDUSTRIAL SERVICES (0.52%)
        20,600   Ogden Corp............................................................        386,250
                                                                                         -------------
                 INSURANCE (4.40%)
        98,300   Allmerica Property & Casualty Companies, Inc. ........................      2,985,862
         6,000   Argonaut Group, Inc...................................................        184,500
         3,200   USF&G Corp............................................................         66,800
                                                                                         -------------
                                                                                             3,237,162
                                                                                         -------------
                 INVESTMENT COMPANIES (0.81%)
         3,800   Dean Witter Government Income Trust...................................         31,350
        18,700   Gemini II, Inc., Income Shares........................................        175,312
        17,800   Quest for Value Dual Purpose Fund, Inc., Income Shares................        204,700
         5,100   Quest for Value Dual Purpose Fund, Inc., Capital Shares*..............        184,238
                                                                                         -------------
                                                                                               595,600
                                                                                         -------------
                 OIL AND GAS (5.82%)
         7,500   Amoco Corp............................................................        603,750
           774   Apache Corp...........................................................         27,380
        45,397   PanEnergy Corp........................................................      2,042,865
         2,200   Petroleum Helicopters, Inc., voting...................................         37,400
         5,800   Petroleum Helicopters, Inc., non-voting...............................         91,350
         5,000   Piedmont Natural Gas, Inc.............................................        116,875
        10,800   Quaker State Corp.....................................................        152,550
         7,100   Royal Dutch Petroleum Co..............................................      1,212,325
                                                                                         -------------
                                                                                             4,284,495
                                                                                         -------------

MAP-EQUITY FUND
DECEMBER 31, 1996

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 PAPER AND FOREST PRODUCTS (1.74%)
        39,688   Pentair, Inc..........................................................  $   1,279,938
                                                                                         -------------
                 PRINTING AND PUBLISHING (4.29%)
         4,166   ACNielsen Corp.*......................................................         63,011
        12,500   Cognizant Corp.*......................................................        412,500
        12,500   Dun & Bradstreet Corp.................................................        296,875
        26,900   Meredith Corp.........................................................      1,418,975
        17,300   Nelson, Thomas Inc....................................................        257,338
        14,200   Times Mirror Co., Series A............................................        706,450
                                                                                         -------------
                                                                                             3,155,149
                                                                                         -------------
                 REAL ESTATE INVESTMENT (2.44%)
        28,300   Health Care Property
                   Investors, Inc......................................................        990,500
        51,900   United Dominion Realty Trust, Inc.....................................        804,450
                                                                                         -------------
                                                                                             1,794,950
                                                                                         -------------
                 RETAIL TRADE (5.86%)
        47,400   Burlington Coat Factory Warehouse Corp.*..............................        616,200
        27,309   Cash America International, Inc.......................................        232,126
        62,060   Genovese Drug Stores, Inc., Class A...................................        961,927
        67,383   Revco D.S., Inc.*.....................................................      2,493,171
         4,200   Universal International, Inc.*........................................          7,350
                                                                                         -------------
                                                                                             4,310,774
                                                                                         -------------
                 TEXTILE & APPAREL (1.12%)
        53,900   Oshkosh B'Gosh, Inc., Class A.........................................        821,975
                                                                                         -------------
                 UTILITIES -- ELECTRIC AND GAS (1.43%)
        16,800   Cinergy Corp..........................................................        560,700
         6,500   Eastern Utilities Assoc...............................................        112,937
         9,100   Noram Energy Corp.....................................................        139,913
         9,150   Northwest Natural Gas Co..............................................        217,313
         1,500   Tucson Electric Power Co.*............................................         24,938
                                                                                         -------------
                                                                                             1,055,801
                                                                                         -------------

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 UTILITIES -- TELEPHONE (2.89%)
         5,114   Alltel Corp...........................................................  $     160,452
        22,900   GTE Corp..............................................................      1,041,950
        15,530   Sprint Corp...........................................................        619,259
        13,176   360 Communications Co.*...............................................        304,695
                                                                                         -------------
                                                                                             2,126,356
                                                                                         -------------
                 VOCATIONAL TRAINING (1.61%)
        77,800   National Education Corp.*.............................................      1,186,450
                                                                                         -------------
                 TOTAL COMMON STOCKS...................................................     65,448,948
                                                                                         -------------
                 PREFERRED STOCK (0.06%)
                 CONSUMER GOODS AND SERVICES
         3,200   Craig Corp., Class A*.................................................         44,400
                                                                                         -------------

  PRINCIPAL
    AMOUNT
--------------
                 CORPORATE BONDS (0.75%)

                 INSURANCE (0.16%)
$      129,000   CII Financial, Inc.,
                   7.50% conv. sub. deb.,
                   due September 15, 2001..............................................        115,778
                                                                                         -------------
                 VOCATIONAL TRAINING (0.59%)
       474,000   National Education Corp.,
                   6.50% conv. sub. deb.,
                   due May 15, 2011....................................................        433,710
                                                                                         -------------
                 TOTAL CORPORATE BONDS.................................................        549,488
                                                                                         -------------
                 SHORT-TERM INVESTMENTS (10.34%)
     7,630,000   U.S. Treasury Bills, 4.70% to 5.02%,
                   due January 9 to February 20, 1997..................................      7,606,023
                                                                                         -------------
                 TOTAL INVESTMENTS (100.08%)...........................................     73,648,859
                                                                                         -------------
                 Liabilities, less cash, receivables and other assets (-0.08%).........        (58,245)
                                                                                         -------------
                 NET ASSETS (100.00%)..................................................  $  73,590,614
                                                                                         -------------
                                                                                         -------------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP-EQUITY FUND

NOTE A  -- ACCOUNTING POLICIES
MAP-Equity Fund (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter, are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains. During the year ended December 31, 1995, the Fund realized $404,726 of capital losses which for federal income tax purposes are treated as if they occurred on January 1, 1996.

DIVIDENDS: Dividends receivable on investment securities and dividends payable to shareholders are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation which is a wholly-owned subsidiary of the MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is
 .30%. The fee is computed and accrued daily and paid quarterly. For the year ended December 31, 1996, the basic advisory fee amounted to $325,830. The actual fee amounted to $231,755 which reflected a downward performance adjustment of $94,075.

In the event operating expenses of the Fund, exclusive of taxes and interest, but including the investment advisory fee, exceed 1.5% of the first $30,000,000 of the Fund's average daily net asset value and 1% of the Fund's average daily net asset value in excess of $30,000,000 for any fiscal year related thereto, Adviser will reimburse the Fund promptly after the end of the fiscal year for such excess. No reimbursement was required for the year ended December 31, 1996.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC"), a wholly-owned subsidiary of MBLLAC Holding Corporation. During the year ended December 31, 1996, the Fund was advised that FPIC received $22,754 as distributor of the Fund's shares. From this amount, FPIC paid commissions to its sales force, as well as the cost of printing prospectuses, advertising and other sales literature.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $6,300. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors, officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

At December 31, 1996, MBL Life owned 1,794,449 Fund shares.

NOTE C  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                              Year Ended December 31, 1996    Year Ended December 31, 1995
                                              -----------------------------   -----------------------------
                                                 Shares          Amount          Shares          Amount
                                              -------------   -------------   -------------   -------------
Shares sold.................................         62,033   $   1,297,411          47,046   $     862,252
Shares issued in reinvestment of income
  dividends and capital gain
  distributions.............................        478,896       9,781,641         378,061       7,251,403
                                              -------------   -------------   -------------   -------------
                                                    540,929      11,079,052         425,107       8,113,655
Less shares repurchased.....................       (101,992)     (2,097,934)       (189,308)     (3,496,283)
                                              -------------   -------------   -------------   -------------
Net increase in number of shares outstanding
  and net assets resulting from capital
  share transactions........................        438,937   $   8,981,118         235,799   $   4,617,372
                                              -------------   -------------   -------------   -------------
                                              -------------   -------------   -------------   -------------

NOTE D  -- PURCHASES AND SALES OF INVESTMENTS
Purchases  and proceeds from sales of investments during the year ended December
31,  1996,  other  than  short-term  investments,  aggregated  $31,025,750   and
$28,574,775, respectively.

The identified cost of investments owned at December 31, 1996 for federal income tax purposes was $54,213,022. At December 31, 1996, gross unrealized appreciation of investments was $20,207,066 and gross unrealized depreciation was $771,229 resulting in net unrealized appreciation of $19,435,837 for federal income tax purposes.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                                         YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------------------
                                          1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year...... $ 19.36  $ 16.67  $ 18.13  $ 20.02  $ 19.66  $ 15.84  $ 17.46  $ 14.27  $ 11.65  $ 13.65
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income...................    0.36     0.43     0.37     0.36     0.42     0.49     0.52     0.36     0.32     0.33
Net realized and unrealized gain (loss)
  on investments........................    4.16     4.90     0.13     1.32     1.65     3.87    (1.41)    3.68     3.13   (0.825)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease) in net assets
  from operations.......................    4.52     5.33     0.50     1.68     2.07     4.36    (0.89)    4.04     3.45   (0.495)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Dividends from net investment income....   (0.36)   (0.43)   (0.37)   (0.36)   (0.43)   (0.49)   (0.54)   (0.41)   (0.31)  (0.475)
Distributions from net realized gain
  from security transactions............   (2.86)   (2.07)   (1.59)   (3.21)   (1.28)   (0.05)   (0.19)   (0.44)   (0.52)  (1.03)
Distribution required for tax purposes
  over amounts recorded for financial
  reporting purposes....................      --    (0.14)      --       --       --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions.....................   (3.22)   (2.64)   (1.96)   (3.57)   (1.71)   (0.54)   (0.73)   (0.85)   (0.83)  (1.505)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of Year............ $ 20.66  $ 19.36  $ 16.67  $ 18.13  $ 20.02  $ 19.66  $ 15.84  $ 17.46  $ 14.27  $ 11.65
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Return(1).........................   23.82%   32.50%    2.76%    8.67%   10.53%   27.69%   -5.09%   28.18%   29.92%   -4.44%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Year (thousands)..... $73,591  $60,467  $48,130  $49,438  $48,602  $46,228  $37,148  $35,947  $20,752  $14,401
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets................................    0.74%    0.81%    1.07%    1.04%    1.01%    0.85%    1.01%    1.45%    1.52%    1.34%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets....................    1.82%    2.30%    2.03%    1.76%    2.01%    2.69%    3.32%    2.47%    2.57%    2.29%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Portfolio Turnover Rate.................   52.88%   39.40%   39.31%   19.55%   17.60%    9.12%    6.22%   14.34%   16.85%   20.84%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average Commission Rate Paid............ $0.0261       --       --       --       --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

-------------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS (UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on January 21, 1971. Prior to May 1, 1995, the Fund was known as the Mutual Benefit Fund.

                                        Per share
                                --------------------------
                                 Dividends
                    Net asset    from net       Capital
                      value     investment       gains
   Year ended       per share     income     distributions
----------------------------------------------------------
December 31, 1971   $   10.81    $     .09            --
December 31, 1972       11.27          .10   $       .02
December 31, 1973        8.98          .08            --
December 31, 1974        6.52          .17            --
December 31, 1975        8.26          .155           --
December 31, 1976        9.70          .18            --
December 31, 1977        9.05          .225           --
December 31, 1978        8.86          .33            --
December 31, 1979        9.46          .43            --
December 31, 1980       10.77          .53            --
December 31, 1981       10.55          .45            --
December 31, 1982       11.60          .775         1.39
December 31, 1983       13.93          .37           .28
December 31, 1984       11.08          .39          2.51
December 31, 1985       12.89          .38          1.01
December 31, 1986       13.65          .315         1.66
December 31, 1987       11.65          .475         1.03
December 31, 1988       14.27          .31           .52
December 31, 1989       17.46          .41           .44
December 31, 1990       15.84          .54           .19
December 31, 1991       19.66          .49           .05
December 31, 1992       20.02          .43          1.28
December 31, 1993       18.13          .36          3.21
December 31, 1994       16.67          .37          1.59
December 31, 1995       19.36          .43          2.21
December 31, 1996       20.66          .36          2.86
----------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1996:

INVESTMENTS ADDED

ACNielsen Corp.
AIM Strategic Income Fund, Inc.
Amoco Corp.
Avnet, Inc.
Bay Networks, Inc.
Burlington Coat Factory Warehouse Corp.
Cash America International, Inc.
Cognizant Corp.
Counsellors Tandem Securities Fund, Inc.
Data General Corp.
Dean Witter Government Income Trust
Electronic Data Systems Corp.
Gemini II, Inc., Income Shares
Imation Corp.
IMC Global, Inc.
Intel Corp.
Medpartners, Inc.
Motorola, Inc.
Nelson, Thomas Inc.
Novell, Inc.
Quest for Value Dual Purpose Fund, Inc.,
  (Income and Capital Shares)
Schering-Plough Corp.
Sequent Computer Systems, Inc.
Silicon Graphics, Inc.
Storage Technology Corp.
Symantec Corp.
360 Communications Co.
Tucson Electric Power Co.
USF&G Corp.
Vicorp Restaurants, Inc.
Vishay Intertechnology, Inc.

INVESTMENTS ELIMINATED

AIM Strategic Income Fund, Inc.
Caremark International, Inc.
CCH, Inc. (Classes A and B)
Counsellors Tandem Securities Fund, Inc.
Cray Research, Inc.
Data I/O Corp.
Digital Equipment Corp.
Emerging Tigers Fund, Inc.
Global Government Plus Fund, Inc.
Global Total Return Fund, Inc.
Grossman's, Inc.
Intel Corp.
NextHealth, Inc.
Rhone-Poulenc Rorer, Inc.
Rite Aid Corp.
Silicon Graphics, Inc.
Smith's Food & Drug Centers, Inc., Class B
Teledyne, Inc., Series E (preferred)
Western Gas Resources, Inc.

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
                                MAP-EQUITY FUND
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                              Eugene J. Ciarkowski

                               Horace J. DePodwin

                              Herbert M. Groce Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION CONCERNING THE FUND AND THE SALES COMMISSION CHARGED ON FUND SHARES.

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                        -------------------------------
FS-306 (2-97)
15152